UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported):  July 22, 2005



                  SOUTHWEST GEORGIA FINANCIAL CORPORATION
           ------------------------------------------------------
           (Exact name of Registrant as Specified in its Charter)



             Georgia                    001-12053               58-1392259
-------------------------------  ------------------------   -------------------
(State or other Jurisdiction of  (Commission File Number)     (IRS Employer
 Incorporation or Organization                              Identification No.)



                   201 First Street, S.E.
                     Moultrie, Georgia                        31768
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)



      Registrant's telephone number, including area code:  (229) 985-1120



                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)





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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


  On July 22, 2005, Southwest Georgia Financial Corporation issued a press release announcing its financial results for the quarterly period ended June 30, 2005. A copy of the press release is furnished as
Exhibit 99.1 hereto and is incorporated herein by reference.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits.

The following exhibit is furnished with this report.


Exhibit 99.1: Southwest Georgia Financial Corporation's press release dated July 22, 2005.

                                  SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SOUTHWEST GEORGIA FINANCIAL CORPORATION

                                       /s/George R. Kirkland
                                       --------------------------------------
                                       By:  George R. Kirkland
                                       Senior Vice President and Treasurer


                                                    July 22, 2005
                                       ---------------------------------------
                                                        Date

























EXHIBIT INDEX

Exhibit No.                                Description
-----------                    --------------------------------------
   99.1                        Press Release dated July 22, 2005